EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on
Form 10SB of our report dated September 12, 2001, with respect to the consolidated financial statements of Moller International, Inc., and
Subsidiaries.

VAVRINEK, TRINE, DAY & CO., LLP

San Jose, California
September 15, 2001